SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                  Date of Report
                  (Date of earliest
                  event reported):     June 14, 2001


                          Briggs & Stratton Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                         1-1370                        39-0182330
---------------                      ------                        ----------
(State or other                   (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


               12301 West Wirth Street, Wauwatosa, Wisconsin 53222
          -----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 259-5333
                          -----------------------------
                         (Registrant's telephone number)

Item 5.        Other Events.
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               On June 14, 2001, the Board of Directors of Briggs & Stratton
Corporation (the "Company") adopted amendments to the Bylaws of the Company (the "Bylaws"). The provisions of Section 2.01 of the Bylaws as in effect prior to the June 14, 2001 amendments, rather than the provisions of Sections 2.01 and 2.11(a) of the amended Bylaws, will apply to nominations of directors and other business sought to be brought by shareholders before the 2001 Annual Meeting of Shareholders of the Company scheduled to be held October 17, 2001. Subject to that exception, the amended Bylaws are effective as of June 14, 2001.

               The Bylaws of the Company, as amended and restated June 14, 2001, are attached hereto as an exhibit and incorporated by reference herein.

Item 7.        Financial Statements and Exhibits.
------         ---------------------------------

               (a) Not applicable.

               (b) Not applicable.

               (c) Exhibits. The following exhibit is being filed herewith:
                   --------

                   (99) Bylaws of Briggs & Stratton Corporation, as amended and restated June 14, 2001.



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
                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BRIGGS & STRATTON CORPORATION



Date:  June 14, 2001                    By: /s/ James E. Brenn
                                            ------------------------------------
                                            James E. Brenn
                                            Senior Vice President and
                                            Chief Financial Officer



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
                          BRIGGS & STRATTON CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                               Dated June 14, 2001


Exhibit
Number
------

(99) Bylaws of Briggs & Stratton Corporation, as amended and restated June 14, 2001.




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